Exhibit10.1

EXECUTION VERSION

SIXTH AMENDMENT
TO
AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April 26, 2018, is entered into by and among the following parties:

(i)	the Borrowers identified on the signature pages hereto;
(ii)	UHS Receivables Corp., as Collection Agent;
(iii)	UHS of Delaware, Inc., as Servicer;
(iv)	Universal Health Services, Inc., as Performance Guarantor;
(v)	Victory Receivables Corporation (“Victory”), as a Conduit;
(vi)	MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch) (“MUFG”), as Liquidity Bank, LC Participant and Co-Agent for Victory’s Lender Group;
(vii)	SunTrust Bank (“SunTrust”), as Liquidity Bank, LC Participant and Co‑Agent for SunTrust’s Lender Group;
(viii)	Atlantic Asset Securitization LLC (“Atlantic”), as a Conduit;
(ix)	Credit Agricole Corporate and Investment Bank (“CACIB”), as Liquidity Bank, LC Participant and Co-Agent for Atlantic’s Lender Group; and
(x)	PNC Bank, National Association (“PNC”), as Liquidity Bank, LC Participant for PNC’s Lender Group, Co‑Agent for PNC’s Lender Group, LC Bank, and Administrative Agent.

Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit and Security Agreement defined below.

BACKGROUND

1.The parties hereto have entered into that certain Amended and Restated Credit and Security Agreement, dated as of October 27, 2010 (as amended, supplemented and otherwise modified from time to time, the “Credit and Security Agreement”).

2.Concurrently herewith, the parties hereto are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Amendment Fee Letter”).

3.The parties hereto desire to amend the Credit and Security Agreement as set forth herein.

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NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Rebalancing.  On the date hereof, the Borrowers will request an Advance and repay a portion of the principal of Victory’s, Atlantic’s and SunTrust’s outstanding Loans in the amounts for each Lender specified in the flow of funds memorandum attached hereto as Exhibit A; provided that all accrued and unpaid CP Costs, Interest and fees with respect to the principal of such Loans so repaid shall be payable by the Borrowers to the applicable Lenders on the next occurring Settlement Date.  The Borrowers hereby request that PNC fund a Loan on the date hereof in the principal amounts specified in Exhibit A attached hereto.  Such Loans shall be funded by PNC on the date hereof in accordance with the terms of the Credit and Security Agreement  and upon satisfaction of all conditions precedent thereto specified in the Credit and Security Agreement.  For administrative convenience, the Borrowers hereby instruct PNC to fund the foregoing Loans by paying the proceeds thereof directly to Victory, Atlantic and SunTrust in the amounts set forth in Exhibit A attached hereto, in each case, to be applied as (x) the Advance and (y) the foregoing repayment of such Lenders’ Loans on the Borrowers’ behalf.  Upon receipt by Victory, Atlantic and SunTrust of the proceeds of such Loans from PNC as applicable, (i) the Borrowers shall be deemed to have received such proceeds for all purposes and (ii) Victory, Atlantic and SunTrust shall be deemed to have received such repayment.

SECTION 2.Amendments to the Credit and Security Agreement.  The Credit and Security Agreement is hereby amended as of the date hereof as follows:

(a)The Credit and Security Agreement is amended by replacing each reference to “The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch” therein with a reference to “MUFG Bank, Ltd.”

(b)The following new Section 1.17 is hereby added to the Credit and Security Agreement:

Section 1.17Tranched Loan Lenders.

The Borrowers and the Administrative Agent acknowledge that the Loans made by any Tranched Loan Lender shall be deemed to consist of a “Class A” interest in such Loans and a “Class B” interest in such Loans.  The Class B interest shall be subordinate to the Class A interest.  Except as specifically set forth herein, none of the Borrowers, the Servicer, the Collection Agent, the Performance Guarantor, the Administrative Agent or any other Secured Party shall have any obligations under this Agreement or any other Transaction Document with respect to the tranching of the Loans made by any Tranched Loan Lender into Class A interests and Class B interests or any other matter related thereto; provided that, in no event shall the obligations of the Borrowers under the Transaction Documents be increased in any respect as a result thereof.  A Tranched Loan Lender’s (i) Class A interest shall initially consist of 89% of the Loans made by it hereunder and (ii) Class B interest shall initially consist of 11% of the Loans made by it hereunder; provided, that, any Tranched

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Loan Lender may upon notice to its Co-Agent modify the percentages of its Loans constituting Class A interests and Class B interests, respectively, so long as the respective percentages equal 100% of such Tranched Loan Lender’s Loans.

The Administrative Agent, Servicer and the Borrowers acknowledge that (i) all payments of the portion of Aggregate Principal owing to any Tranched Loan Lender on each Settlement Date in respect of the Loans made by such Tranched Loan Lender hereunder shall be deemed to be allocated (x) first to such Tranched Loan Lender’s Class A interest, until the principal amount of the Class A interest is reduced to zero and (y) second to such Tranched Loan Lender’s Class B interest, until the Class B interest is reduced to zero, and (ii) all payments constituting CP Costs or Interest made to such Tranched Loan Lender’s on each Settlement Date in respect of the Loans made by it hereunder shall be deemed to be allocated to such Tranched Loan Lender’s Class A interest and such Tranched Loan Lender’s Class B interest, pro rata, based on the outstanding principal amount of such Tranched Loan Lender’s Class A interest and Class B interest on such Settlement Date.  It is understood and agreed that, notwithstanding anything in this Agreement to the contrary, (i) none of the Borrowers, the Servicer, the Collection Agent, the Performance Guarantor, the Administrative Agent or any other Secured Party shall be responsible for the calculation of any amounts due to any Tranched Loan Lender’s Class A interest or Class B interest, respectively, or the outstanding amount of any Tranched Loan Lender’s Class A interest or Class B interest and such amounts shall not appear on any Monthly Report or other report provided by the Administrative Agent, the Servicer or the Borrowers and (ii) the Servicer shall send one combined payment to the applicable Co-Agent for any Tranched Loan Lender(s) representing amounts due to the Lenders in such Lender Group on the related Settlement Date to the extent provided for in, and in accordance with, this Agreement.

(c)The notice information for Victory set forth on Victory’s signature page to the Credit and Security Agreement is replaced in its entirety with the following:

Address:VICTORY RECEIVABLES CORPORATION

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, NY 11747

Telephone: (212) 295-2757

Facsimile:  (212) 302-8767

Attention: Kevin Corrigan

Email:kcorrigan@gssnyc.com

With a copy to BTMU (as Co-Agent)

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(d)The notice information for MUFG set forth on MUFG’s signature page to the Credit and Security Agreement under each signature block is replaced in its entirety with the following:

Address:	MUFG Bank, Ltd.

1221 Avenue of the Americas

New York, New York 10020

Attention:Securitization Group

Telephone No.:  (212) 782-6957

Telecopier No.:  (212) 782-6448

Email:securitization_reporting@us.mufg.jp

lmills@us.mufg.jp

(e)The following defined term is added to Exhibit I to the Credit and Security Agreement in appropriate alphabetical order:

“Tranched Loan Lender” means Atlantic, CACIB and any other Person from time to time a “Lender” in Atlantic’s Lender Group.

(f)The definition of “Aggregate Commitment” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

“Aggregate Commitment” means, on any date of determination, the aggregate amount of the Lender Group Commitments of all Lender Groups (excluding the Lender Group Commitment of any Defaulting Lender’s Lender Group).  As of April 26, 2018, the Aggregate Commitment is $450,000,000.

(g)The definition of “Facility Termination Date” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

“Facility Termination Date” means the earlier of (i) April 26, 2021 and (ii) the Amortization Date.

(h)Schedule A to the Credit and Security Agreement is replaced in its entirety with Schedule A attached hereto.

(i)Clause (b) of Schedule D to the Credit and Security Agreement is replaced in its entirety with the following:

(b)The combined company that was formed by the merger of Sierra Health Services, Inc. with United HealthCare Services, Inc. (the “Combined Company”) and its Affiliates will have a Special Concentration Limit of 18.0% of the Eligible Receivables and Eligible Participation Interests, in the aggregate, unless and until cancelled (x) upon not less than five (5) Business Days’ written notice by the Administrative Agent to Borrowers after the occurrence of a United HealthCare Credit Event or (y) automatically upon the Combined

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Company’s failure to maintain a long-term unsecured debt rating of at least investment grade from at least one of Moody’s and S&P, provided the Required Reserve Factor Floor is adjusted (if applicable) based on the Combined Company’s actual debt ratings at that time.

SECTION 3.Representations and Warranties.  Each Borrower, the Collection Agent, the Servicer and the Performance Guarantor hereby represents and warrants to the Lenders, the Co-Agents and the Administrative Agent as follows:

(a)Representations and Warranties.  The representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Amortization Event.  After giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Unmatured Amortization Event has occurred and is continuing.

SECTION 4.Effectiveness.  This Amendment shall become effective on the date hereof (the “Effective Date”) upon (a) receipt by the Administrative Agent of the counterparts to this Amendment executed by each of the parties hereto, (b) receipt by the Administrative Agent of the counterparts to the Amendment Fee Letter executed by each of the parties thereto, (c) payment of the “Amendment Fee” (under and as defined in the Amendment Fee Letter) in accordance with the terms of the Amendment Fee Letter, (d) receipt by the Administrative Agent of a favorable opinion, in form and substance reasonably satisfactory to the Administrative Agent and each Co-Agent, of external counsel to the Loan Parties and the Performance Guarantor, as to certain general corporate, no conflicts and enforceability matters and Investment Company Act matters, including “covered fund” matters, (e) receipt by the Administrative Agent of a favorable opinion, in form and substance reasonably satisfactory to the Administrative Agent and each Co-Agent, of general counsel to the Performance Guarantor, as to certain general corporate matters, (f) the payment in full and the receipt by Victory, Atlantic and SunTrust of the amounts set forth in Exhibit A, in each case in accordance with Section 1 above and (g) receipt by the Administrative Agent of such other agreements, documents, certificates, instruments and opinions as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 5.CHOICE OF LAW; CONSENT TO JURISDICTION.

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(a)THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b)EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

SECTION 6.Effect of Amendment.  All provisions of the Credit and Security Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit and Security Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Credit and Security Agreement shall be deemed to be references to the Credit and Security Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Credit and Security Agreement other than as set forth herein.

SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.Transaction Document.  This Amendment shall constitute a Transaction Document for all purposes.

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SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit and Security Agreement or any provision hereof or thereof.

SECTION 10.Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Credit and Security Agreement.

SECTION 11.Ratification.  After giving effect to this Amendment and each of the other agreements, documents and instruments contemplated in connection herewith, the Performance Undertaking, along with each of the provisions thereof, remains in full force and effect and is hereby ratified and reaffirmed by the Performance Guarantor and each of the other parties hereto.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Aiken Regional Receivables, L.L.C.,

District Hospital Partners Receivables, L.L.C.,

Fort Duncan Medical Receivables, L.L.C.,

Lancaster Hospital Receivables, L.L.C.,

Laredo Regional Receivables, L.L.C.,

Manatee Memorial Receivables, L.L.C.,

McAllen Hospitals Receivables, L.L.C.,

Northwest Texas Healthcare Receivables, L.L.C.,

Sparks Family Hospital Receivables, L.L.C.,

Summerlin Hospital Receivables, L.L.C.,

Temecula Valley Hospital Receivables, L.L.C.,

TEXOMA HEALTHCARE SYSTEM RECEIVABLES, L.L.C.,

UHS of Oklahoma Receivables, L.L.C.,

UHS-Corona Receivables, L.L.C.,

Rancho Springs Receivables, L.L.C.,

Valley Health System Receivables, L.L.C. and

Wellington Regional Receivables, L.L.C.,
as Borrowers

By:   /s/ CHERYL K. RAMAGANO

Name:Cheryl K. Ramagano

Title:Vice President & Treasurer

727631829 10434046	S-1	Sixth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

UHS RECEIVABLES CORP.,
as Collection Agent

By:   /s/ CHERYL K. RAMAGANO

Name:Cheryl K. Ramagano

Title: Vice President & Treasurer

UHS OF DELAWARE, INC.,
as Servicer

By:   /s/ CHERYL K. RAMAGANO

Name:Cheryl K. Ramagano

Title: Senior Vice President & Treasurer

UNIVERSAL HEALTH SERVICES, INC.,
as Performance Guarantor

By:   /s/ CHERYL K. RAMAGANO

Name:Cheryl K. Ramagano

Title: Senior Vice President & Treasurer

727631829 10434046	S-2	Sixth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

MUFG BANK, LTD., as Liquidity Bank and
LC Participant for Victory’s Lender Group

By:   /s/ LUNA MILLS

Name:Luna Mills

Title: Managing Director

MUFG BANK, LTD.,
as Co-Agent for Victory’s Lender Group

By:   /s/ LUNA MILLS

Name:Luna Mills

Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By:   /s/ KEVIN J. CORRIGAN

Name:Kevin J. Corrigan

Title: Vice President

727631829 10434046	S-3	Sixth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

SunTrust Bank,
as Liquidity Bank, LC Participant for
SunTrust’s Lender Group and Co-Agent for
SunTrust’s Lender Group

By:   /s/ PAWAN CHURIWAL

Name:Pawan Churiwal

Title: Director

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PNC BANK, NATIONAL ASSOCIATION,
as LC Participant, Liquidity Bank
and as LC Bank

By:   /s/ ERIC BRUNO

Name:Eric Bruno

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Co-Agent and Administrative Agent

By:   /s/ ERIC BRUNO

Name:Eric Bruno

Title: Senior Vice President

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CREDIT AGRICOLE CORPORATE AND

INVESTMENT BANK, as Liquidity Bank, LC

Participant for Atlantic’s Lender Group and

Co-Agent for Atlantic’s Lender Group

By:   /s/ KONSTANTINA KOURMPETIS

Name:Konstantina Kourmpetis

Title: Managing Director

By:   /s/ ROGER KLEPPER

Name:Roger Klepper

Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit

By:   /s/ KONSTANTINA KOURMPETIS

Name:Konstantina Kourmpetis

Title: Managing Director

By:   /s/ ROGER KLEPPER

Name:Roger Klepper

Title: Managing Director

727631829 10434046	S-6	Sixth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

EXHIBIT  A

FLOW OF FUNDS MEMORANDUM

727631829 10434046	Exhibit A	Sixth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

SCHEDULE A

COMMITMENTS

Victory’s Lender Group	Commitment
Lender Group Commitment	$104,500,000
BTMU’s Commitment as a Liquidity Bank	$104,500,000
BTMU’s Commitment as an LC Participant	$104,500,000

SunTrust’s Lender Group	Commitment
Lender Group Commitment	$110,000,000
SunTrust’s Commitment as a Liquidity Bank	$110,000,000
SunTrust’s Commitment as an LC Participant	$110,000,000

PNC’s Lender Group	Commitment
Lender Group Commitment	$136,500,000
PNC’s Commitment as a Liquidity Bank	$136,500,000
PNC’s Commitment as an LC Participant	$136,500,000

Atlantic’s Lender Group	Commitment
Lender Group Commitment	$99,000,000
CACIB’s Commitment as a Liquidity Bank	$99,000,000
CACIB’s Commitment as an LC Participant	$99,000,000

727631829 10434046	A-1